SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. __)

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[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-11(c)

or §240.14a-12

DRAGON PHARMACEUTICAL INC.

(Name of Registrant as Specified In Its Charter)

___________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DRAGON PHARMACEUTICAL INC.

650 West Georgia Street, Suite 310

Vancouver, British Columbia

Canada V6B 4N9

Telephone (604) 669-8817

To Our Shareholders:

You are cordially invited to attend the annual meeting of the shareholders of Dragon Pharmaceutical Inc. to be held at 2:30 p.m. local time, on Monday, August 13, 2007 at our subsidiary, Shanxi Weiqida Pharmaceutical Co. Ltd., Gongnong Road 15, Datong City, Shanxi Province P.R. China  037008.

At the meeting, you will be asked to:

•	elect eight nominees as members of the Board of Directors to serve until their successors are elected and qualified; and
•

approve the adjournment of the annual meeting for any permitted reason, including, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the annual meeting to approve the proposal.

We hope you plan to attend the annual shareholders’ meeting. However, whether or not you plan to attend the meeting in person, in order that we may be assured of a quorum we urge you to sign and return the enclosed proxy in the postage-paid envelope provided as promptly as possible.

July 11, 2007	/s/ Yanlin Han Yanlin Han, Chairman of the Board

DRAGON PHARMACEUTICAL INC.

650 West Georgia Street, Suite 310

Vancouver, British Columbia

Canada V6B 4N9

Telephone (604) 669-8817

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on August 13, 2007

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Dragon Pharmaceutical Inc. (the "Company"), a Florida corporation, will be held at our subsidiary, Shanxi Weiqida Pharmaceutical Co. Ltd. Gongnong Road 15, Datong City, Shanxi Province P.R. China  037008, on Monday, August 13, 2007 at 2:30p.m. local time, for the purpose of considering and acting on the following proposal:

1.	Elect eight nominees as members of the Board of Directors to serve until their successors are elected and qualified; and
2.

Approve the adjournment of the annual meeting for any permitted reason, including, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the annual meeting to approve the proposal.

Only shareholders of record at the close of business on July 11, 2007, are entitled to receive notice of and to vote at the meeting. Shareholders are invited to attend the meeting in person.

Please sign and date the accompanying proxy card and return it promptly in the enclosed postage-paid envelope whether or not you plan to attend the meeting in person. If you attend the meeting, you may vote in person if you wish, even if you previously have returned your proxy card. The proxy may be revoked at any time prior to its exercise. If your shares are held in the name of a bank, broker or other fiduciary, please follow the instructions on the voting instruction card furnished by the shareholder of record. Remember, your vote is important so please act as promptly as possible.

July 11, 2007	By Order of the Board of Directors /s/ Maggie Deng Maggie Deng, Secretary

DRAGON PHARMACEUTICAL INC.

650 West Georgia Street, Suite 310

Vancouver, British Columbia

Canada V6B 4N9

Telephone (604) 669-8817

_______________________

PROXY STATEMENT

_______________________

We, Dragon Pharmaceutical Inc., (the "Company") are furnishing this proxy statement to you in connection with our 2007 annual meeting to be held on Monday, August 13, 2007, at 2:30p.m. local time, at our subsidiary, Shanxi Weiqida Pharmaceutical Co. Ltd., Gongnong Road 15, Datong City, Shanxi Province P.R. China  037008 Datong, China, and at any adjournment thereof.

A copy of the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2006, accompanies this Proxy Statement. These proxy materials were first mailed to shareholders on or about July 17, 2007.

At the annual meeting, shareholders will be asked to:

•	Elect the eight nominees as members of the Board of Directors to serve until their successors are elected and qualified; and
•

Approve the adjournment of the annual meeting for any permitted reason, including, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the annual meeting to approve the proposal.

The enclosed proxy is solicited on behalf of our board of directors and may be revocable by you at any time before the voting of such proxy. All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting and in accordance with instructions, if any.

Unless the context otherwise requires, all references to the "Company," "we," "us," and "our" refer to Dragon Pharmaceutical Inc. and its subsidiaries.

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QUESTIONS AND ANSWERS

ABOUT THE MEETING AND VOTING

The following are some questions that you, as a shareholder of Dragon, may have regarding matters being considered at the annual shareholders’ meeting and the answers to those questions.

What is the purpose of the Annual Meeting?

The purpose of the annual meeting is to allow you to vote on the election of directors.

Who is entitled to vote?

Only shareholders of record at the close of business on July 11, 2007 (the Record Date), are entitled to vote at the meeting, or any postponements or adjournments of the meeting.

What are the Board’s recommendations on the proposals?

The Board recommends a vote FOR each of the nominees for director.

How do I vote?

Sign and date each proxy card you receive and return it in the postage-prepaid envelope enclosed with your proxy materials. If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card in person.

If your shares are held by your broker or bank, in "street name," you will receive a form from your broker or bank seeking instructions as to how your shares should be voted. If you do not instruct your broker or bank how to vote, your broker or bank will vote your shares if it has discretionary power to vote on a particular matter.

Who will count the votes?

Our Secretary will count the votes and act as the inspector of election. Our transfer agent, Computershare Trust Company of Canada, will count the proxies and provide this information at the time of the meeting.

What shares are included on the proxy card(s)?

The shares on your proxy card(s) represent ALL of your shares. If you do not return your proxy card(s), your shares will not be voted.

What does it mean if I get more than one proxy card?

If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, Computershare Trust Company of Canada ((604) 661-9400), or, if your shares are held in "street name," by contacting the broker or bank who holds your shares.

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How many shares can vote?

There were 66,374,507 shares of common stock issued and outstanding as of the Record Date. Every shareholder is entitled to one vote for each share of common stock held.

What is a "quorum"?

A "quorum" is a majority of the outstanding shares entitled to vote and attending the meeting. They may be present in person or represented by proxy. For the purposes of determining a quorum, shares held by brokers or nominees for which we receive a signed proxy will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter or if instructions were never received from the beneficial owner. These shares are called "broker non-votes." Abstentions will be counted as present for quorum purposes.

What do I need to do now?

After you have carefully read this proxy statement, indicate on your proxy card how you want your shares voted, then sign and mail the proxy card in the enclosed postage-prepaid return envelope marked "Proxy" as soon as possible so that your shares may be represented and voted at the meeting.

Can I change my vote after I have mailed my signed proxy card?

Yes. There are three ways for you to revoke your proxy and change your vote. First, you may send a written notice to our Secretary stating that you would like to revoke your proxy. Second, you may complete and submit a new proxy card. Third, you may vote in person at the meeting.

What is required to approve the proposal?

For the election of the directors, once a quorum has been established, the nominees who receive the plurality of votes will be elected as our directors. There is no cumulative voting.

If a broker indicates on its proxy that it does not have discretionary authority to vote on a particular matter, the affected shares will be treated as not present and not entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.

What happens if I withhold my vote abstain?

Proxies marked "withheld" will be counted as shares present for the purpose of determining the presence of a quorum, but for purposes of determining the outcome of a proposal, shares represented by such proxies will not be treated as affirmative votes.

If my shares are held by a broker, will the broker vote my shares for me?

Your broker will vote your shares according to the instructions you provide to your broker about how to vote. You should instruct your broker how to vote your shares in accordance with the directions your broker provides. If you do not instruct your broker how to vote, your broker will vote your shares if it has discretionary power to vote on a particular matter. Failure to provide instructions to your broker on items that the broker does not have discretionary power to vote will result in your shares not being voted.

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How will we solicit proxies?

The enclosed proxy is solicited on behalf of our board of directors. We will distribute this proxy statement and solicit votes. The cost of soliciting proxies, which will be conducted by mail, will be borne by us. These costs will include the expense of preparing and mailing proxy solicitation materials for the meeting and reimbursements paid to brokerage firms and others for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to shareholders. Proxies may also be solicited in person, by telephone, or by facsimile by our directors, officers and employees without additional compensation.

Whom should I contact with questions or to obtain additional copies of this proxy statement?

Dragon Pharmaceutical Inc.

650 West Georgia Street, Suite 310

Vancouver, British Columbia

Canada V6B 4N9

Attention: Secretary

Telephone: 1-877-388-3784

Stock Ownership of Directors, Executive Officers and Principal Shareholders

The following table shows the amount of our common stock (symbol: TSX:DDD; OTCBB:DRUG; BBSE: DRP) beneficially owned (unless otherwise indicated) by each shareholder known by us to be the beneficial owner of more than 5% of our common stock, by each of our executive officers and directors and the executive officers and directors as a group. Except as otherwise indicated, all information is as of July 1, 2007.

	Shares Beneficially Owned(1)
Name & Address of Beneficial Owner	Number	Percent
Yanlin Han Chief Executive Officer and Director	32,451,403(2)	48.0%
Zhanguo Weng Director	9,500,401(3)	14.2%
Xuemei Liu Director	4,950,200(4)	7.4%
Bright Faith Overseas Limited Principal Shareholder Alexander Wick Director	3,496,503 1,600,000(5)	5.3% 2.4%
Yiu Kwong Sun Director	1,400,000(6)	2.1%

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Peter Mak Director	700,000 (7)	1.0%
Heinz Frey Director	600,000 (7)	0.9%
Jin Li Director	600,000 (7)	0.9%
Maggie Deng Chief Operating Officer	700,000 (7)	1.0%
Garry Wong Chief Financial Officer	700,000 (7)	1.0%
All directors and executive officers as a group (10 persons)	53,202,004(8)	71.6%
__________________________________
(1)

Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners or publicly available, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within sixty days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)	Includes options to purchase 1,300,000 shares.
(3)	Includes options to purchase 600,000 shares.
(4)	Includes options to purchase 700,000 shares.
(5)	Includes options to purchase 1,300,000 shares.
(6)

Includes 700,000 shares of common stock subject to options exercisable within sixty days. Also includes 600,000 shares of common stock owned by Yukon Health Enterprise for which Mr. Sun serves as director and officer.

(7)	Represents options exercisable within sixty days.
(8)	Includes options and warrants to acquire 7,900,000 shares of common stock.

PROPOSAL 1—ELECTION OF DIRECTORS

Our Certificate of Incorporation sets forth the range in number of directors between one and eleven with the exact number to be determined by the Board of Directors within this range. The Board has set the number of directors at eight.

The nominees for directors are Mr. Yanlin Han, Mr. Zhanguo Weng, Ms. Xuemei Liu, Dr. Alexander Wick, Ph.D., Dr. Yiu Kwong Sun, M.D., Mr Peter Mak, Dr. Heinz Frey, Ph.D, and Mr. Jin Li. The following indicates the age, principal occupation or employment for at least the last five years and affiliation with the Company, if any, for each nominee as director.

Mr. Yanlin Han, age 44, has been the Chief Executive Officer and the Chairman of the Board of Director of Dragon since January 2005. He was the Chairman of Oriental Wave and responsible for the overall strategic planning and direction of Oriental Wave starting the date he founded the company. Mr. Han has over 20 years of experience in the pharmaceutical industry in many positions including material

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buyer, product sales and manager for state-own companies in China and has very extensive sales and production management experience in China. He founded his private company named Shanxi Tongling Pharmaceutical Company in 1994, which became the vehicle to acquire state-own pharmaceutical companies through bankruptcy process or contractual management agreements. Mr. Han set up a joint venture with a large Indian pharmaceutical company to produce pharmaceutical intermediates with mass fermentation technology. Mr. Han also serves as the Vice-President of Shanxi Province Foreign Investment Enterprise Association and Vice-President of Datong City Trade Council. Mr. Han graduated from Shanxi Institute of Economic Management in 1986.

Mr. Zhanguo Weng, age 52, has been a Director of the Company since January 2005. Mr. Weng served as Vice President, China Operation, and Vice President of the Company, responsible for the overall daily operations of Shanxi Weiqida from 2005 to 2006. Mr. Weng has over 25 years of experience in pharmaceutical industry including being the General Manager for Shanxi Tongzhen Pharmaceutical Co. Ltd. from August 1997 to January 2002 and Superintendent for Datong No. 2 Pharmaceutical Factory from June 1992 to August 1997. He graduated from the Business Administration faculty of Shanxi Broadcasting University in 1986 and has also participated the Senior Program of MBA (Pharmaceutical Line) of People's University of China for two years.

Ms. Xuemei Liu, age 38, has been a Director of the Company since January 2005. Ms. Liu is currently the Chairman of Tera Science & Technology Development Co. Ltd. which engages in a wide range of investment projects in real estate development, coal trading and media and publishing industry. Prior to her present position as Chairman of Tera Science & Technology Development Co. Ltd., Ms. Liu was the vice general manager of Beijing Chemical Baifeng Investment Corporation Futures Broker Company from 1996 to 1999. Ms. Liu graduated from Beijing University with a Bachelor degree in 1996 and graduated from the Graduate School of the Chinese Academy of Social Sciences with a Master degree in 1998.

Dr. Alexander Wick, Ph.D., age 69, has been a Director of Dragon since 1998 and was the President from 2002 until his resignation on February 2, 2006. Dr. Wick holds a doctorate degree in synthetic organic chemistry from the Swiss Federal Institute of Technology and has completed post-doctoral studies at Harvard University. He has had leading positions in the pharmaceutical research departments of F. Hoffmann-La Roche in the United States and Switzerland and Synthelabo in France (Director of Chemical Research and Development) for over 25 years in the field of antibiotics, prostaglandius, vitamins, cardiovascular CNS and AIDS. In 1995 he created the fine chemicals company Sylachim S.A., a 100% subsidiary of Synthelabo, active in chemical intermediates and API's for the world's largest pharmaceutical companies (turnover of over 100 million Euros) and was its President until its acquisition by the German conglomerate mg Technologies (Dynamit-Nobel GmbH) in 2001.

Dr. Yiu Kwong Sun, M.D., age 63, has been a Director of Dragon since 1999. Dr. Sun graduated from the University of Hong Kong Faculty of Medicine in 1967. He is a Founding Fellow of the Hong Kong College of Family Physicians and a Fellow of the Hong Kong Academy of Medicine. Since 1995, he has served as the Chairman of the Dr. Sun Medical Centre Limited, which has been operating a network of medical centers in Hong Kong and China for the past 20 years. He is also the Administration Partner of United Medical Practice, which manages a large network of medical facilities throughout Hong Kong and Macau. Dr. Sun has been a member of the Dr. Cheng Yu Tung Fellowship Committee of Management of the University of Hong Kong Faculty of Medicine since 1997.

Mr. Peter Mak, age 46, has been a Director since 2006. He is a fellow of the Chartered Association of Certified Accountants in UK as well as a fellow of the Hong Kong Institute of Certified Public Accountant. Mr. Mak was formerly the Managing Partner of Arthur Andersen Southern China and also formerly a partner of Arthur Andersen Worldwide. Through his twenty years of accounting and

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financial practices, Mr. Mak has extensive knowledge and experience in Chinese and international accounting standards. He is also Chief Financial Officer of New Dragon Asia Corp. whose shares are registered under the Securities Exchange Act of 1934.

Mr. Heinz Frey, age 69, has been a Director since 2006. He graduated from University of Berne, Switzerland in 1966, has 30 years of experience in the telecommunication industry, security manufacturing and service industry. He has broad experience in the management of various sizes of companies with global presence, financing and controlling of international companies, leading development, production, sales and finance departments. He is also a board member of various companies.

Mr. Jin Li, age 40, has been a Director since 2006. He is currently a senior advisor of Phycos International Co., Ltd. Prior to joining Phycos, he was a partner at the international law firm, Linklaters. Mr. Li studied biochemistry at Peking University in China and received his Master of Science degree in Biochemistry from the University of Michigan and his doctoral degree from Law School of University of Columbia. He has more than ten years of experience in international IPOs, M&A and business transactions.

Recommendation of the Board

THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE “FOR” EACH OF THE NOMINEES LISTED ABOVE.

Information Concerning Board Compensation, Meetings and Committees

At the Annual Meeting of shareholders held in May 11, 2006, Mr. Han, Mr. Weng, Ms. Liu, Dr. Wick, Dr. Sun, Mr. Mak, Mr. Frey and Mr. Li were elected as directors. Mr. Han and Weng and Ms. Liu were originally elected to the Board in connection with the Share Purchase Agreement between the Company and Oriental Wave. We do not have a formal policy regarding the attendance of our directors at annual or special meetings of shareholders, but we encourage directors to attend such meetings. Six directors, except Mr. Mak and Ms. Liu, attended the last annual meeting of shareholders.

The Board of Directors met six times during fiscal 2006. Mr. Yanlin Han, Mr. Zhanguo Weng, Dr. Yiu Kwong Sun, Dr. Heinz Frey and Mr. Jin Li attended all six meetings, Dr. Alexander Wick and Mr. Peter Mak attended five meetings, Ms. Xuemei Liu attended one meeting.

The Board has established an audit committee consisting of Mr. Mak, Frey and Li. The Audit Committee is comprised solely of independent directors (as defined in the NASD rules) and meets at least quarterly with the Company’s management and independent auditors to, among other things, review the results of the annual audit and quarterly reviews and discuss the financial statements, recommend to the Board the independent auditors to be retained and receive and consider the auditors’ comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee met four times during the last year. A copy of the Audit Committee’s charter is posted on the Company’s website www.dragonpharma.com.

Director Mak is deemed by the Company to be an “Audit Committee financial expert” and is Chairman of the Audit Committee. Director Mak has an understanding of generally accepted auditing principles (GAAP) and has the ability and experience to prepare, audit, evaluate and analyze financial statements which present the breadth and level of complexity of issues that the Company reasonably expects to be raised by the its financial statements.  Mr. Mak acquired these attributes as Chief Financial Officer of a public company and as a former partner of a former international accounting firm.

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The Compensation Committee consists of Ms. Liu and Messrs. Sun and Li and acts on executive compensation policies and procedures and other compensation-related items that are corporate in nature. The Compensation Committee is comprised solely of independent directors (as defined in the NASD rules) and met two times during the last year.

The Board does not have a nominating committee. However, all of our directors participate in the consideration of director nominees. Candidates may come to the board’s attention through current directors, management, shareholders or other persons. Candidates are evaluated at regular or special meetings of the board and may be considered at any point during the year. The board may take such measures that it considers appropriate in connection with its evaluation of a candidate, including candidate interviews, inquiry of the person recommending the candidate, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the board or management.

We do not have a policy with regard to the consideration of any director candidates recommended by security holders. However, the board will review correspondence and other communications it receives from security holders and, therefore, is of the view that it is appropriate for us not to have such a policy. The board will consider candidates recommended by security holders and will do so upon their receipt of information that includes the candidates name and qualifications. Information regarding any potential candidates and other information shareholder may wish to communicate to the Board may be delivered to Secretary of Dragon, 650 West Georgia Street, Suite 310, Vancouver, British Columbia V6B 4N9.

Audit Committee Report

In accordance with Securities and Exchange Commission regulations, the following is the Audit Committee Report. Such report is not deemed to be filed with the Commission.

This section will not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any other filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this information by reference, and will not otherwise be deemed filed under such Acts.

The Audit Committee oversees the financial reporting process for us on behalf of the board of directors. In fulfilling its oversight responsibilities, the Audit Committee reviewed the annual financial statements included in the annual report filed with the Commission as well as the unaudited financial statements filed with our quarterly reports.

In accordance with Statements on Accounting Standards (SAS) No. 61 (codification of Statements on Auditing Standards, AU§ 380), as amended by SAS 89 and SAS 90, and Rule 2-07, “Communications with Audit Committees,” of Regulation S-X, discussions were held with management and the independent auditors regarding the acceptability and the quality of the accounting principles used in the reports. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Audit Committee has discussed with the independent auditors their independence from us and our management, including the matters in the written disclosures required by Independence Standards Board Standard No. 1.

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The Audit Committee has also met and discussed with our management, and our independent auditors, issues related to the overall scope and objectives of the audits conducted, the internal controls used by us, and the selection of our independent auditors. In addition, the Audit Committee discussed with the independent auditors, with and without management present, the specific results of audit investigations and examinations and the auditor’s judgments regarding any and all of the above issues.

Pursuant to the reviews and discussions described above, the Audit Committee recommended to our board of directors that the audited financial statements being included in our annual report on Form 10-KSB for the fiscal year ended December 31, 2006, filed with the Commission.

By the Board of Directors

Mr. Peter Mak, Mr. Heinz Frey and Mr. Jin Li

Compensation Committee Interlocks and Insider Participation

At December 31, 2006, the Compensation Committee consisted of Ms. Xuemei Liu, Chairman, Mr. Yiu Kwong Sun and Mr. Jin Li. None of the members of the Compensation Committee served as an officer or employee of the Company or entered into any transaction or relationship with the Company other than serving as Director.

Code of Ethics

The Company has adopted a Code of Ethics that is applicable to the officers, directors and employees of the Company, including the Company’s principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions. The Code of Ethics is available on the Company’s website at www.dragonpharma.com.  Amendments to and waivers from the Code of Ethics will also be disclosed on the Company’s website.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 (“Exchange Act”) requires the Company’s directors and executive officers and persons who own more than 10% of a registered class of the Company’s equity securities to file reports of beneficial ownership and changes in beneficial ownership with the Commission. The rules promulgated by the Commission under Section 16(a) of the Exchange Act require those persons to furnish the Company with copies of all reports filed with the Commission pursuant to Section 16(a).

Based solely upon a review of Forms 3 and Forms 4 furnished to the Company pursuant to Rule 16(a)(3)(e) during the year ended December 31, 2006, the Company believes that all directors, executive officers and beneficial owners of more than 10% of the common stock have filed with the Commission on a timely basis all reports required to be filed under Section 16(a) of the Exchange Act

Executive Officers of Dragon

The names, ages and backgrounds for at least the past five years for each person who served as an executive officer during the past fiscal year is as follows:

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Name	Position	Age	Period
Yanlin Han	Chairman and Chief Executive Officer	44	January 2005 – present
Zhanguo Weng(1)	Vice President, China Operations	52	January 2005 – 2006
Maggie Deng	Chief Operating Officer	40	January 2005 – present
Garry Wong	Chief Financial Officer	36	January 2005 – present
(1) Mr. Weng resigned as an officer on June 30, 2006

Mr. Yanlin Han. See “Election of Directors.”

Ms. Maggie Deng is the Chief Operating Officer of the Company, holding bachelor degree from Tsinghua University in China. Ms. Deng has over 10 years of experience working in or with public companies as investment banker, mainly on IPOs and secondary offering for Chinese companies on domestic stock exchange as well as international ones. Ms. Deng was the senior manager of China International Capital Corporation, a Morgan Stanley joint venture investment banking firm in China, from 1998 to 2001. Ms. Deng moved to Canada in 2001 and held a position of Assistant to President in a start-up biotech company in Vancouver.

Mr. Garry Wong, CFA is the Chief Financial Officer of the Company since January 2005. Prior to his current position, Mr. Wong served as our Executive Assistant to President and CEO from February 2002 to January 2005. Before joining the Company, Mr. Wong was a team member of the Global Mergers and Acquisitions Group at Nortel Networks since 1996. He managed and executed transactions consisted of acquisitions, divestitures, equity investments, spin-offs, public market listing and joint ventures, and occurred in Europe, North America, Asia and the Middle East. Mr. Wong is a Chartered Financial Analyst who received an International MBA degree from York University with double majors in Corporate Finance and Greater China studies and a Bachelor degree in Business Administration from University of Hong Kong.

REPORT OF THE COMPENSATION COMMITTEE

We have reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussion, we have recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and in the Annual Report on Form 10-KSB for the year ended December 31, 2006.

COMPENSATION DISCUSSION AND ANALYSIS

General Philosophy

The Company’s Board of Directors is responsible for establishing and administering the Company’s executive and director compensation.

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Executive Compensation

The Board of Director’s compensation objective is designed to attract and retain the best available talent while efficiently utilizing available resources. The Board compensates executive management consisting primarily of a base salary and equity compensation designed to be competitive with comparable employers in the location of countries in which it operates primarily China and Vancouver, Canada, and to align management’s compensation with the long-term interests of shareholders. In considering executive management’s compensation, the Board also takes into consideration the financial condition of the Company.

Compensation Summary

The following table summarizes all compensation earned by or paid to our Chief Executive Officer (Principal Executive Officer) and other executive officers, during the past two fiscal years.

SUMMARY COMPENSATION TABLE

Name and principal position	Year	Salary	Option Award	All Other compensation	Total
Yanlin Han Chief Executive Officer	2006	$172,065	-	-	$172,065
	2005	$156,263	$215,000	-	$371,263
Maggie Deng Chief Operating Officer	2006	$114,710	-	-	$114,710
	2005	$104,175	$224,000	-	$328,175
Garry Wong Chief Financial Officer	2006	$114,710	-	-	$114,710
	2005	$106,654	$224,000	-	$330,654

Option Grants in 2005 and 2006

The Company did not grant any options during 2006.

For the year of 2005, the Company granted options to purchase 2,260,000 shares at an exercise price of $1.18 per share on January 12, 2005 and 3,660,000 shares at an exercise price of $0.74 per share on September 30, 2005.

Aggregated Option Exercises in Last Fiscal Year and Ten-Year Options/SAR Repricings

There was no repricing of options for the fiscal years ended December 31, 2005 and 2006.

Fiscal Year End Option Values

The following table sets forth for our executive officer named in the Summary Compensation Table the number and value of exercisable and un-exercisable options as at December 31, 2006. Our per share closing price as of December 31, 2006 was less than the option exercise prices.

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Name	Number of Securities Underlying Unexercised Options at December 31, 2006
	Exercisable	Unexercisable	Option Exercise Price	Option Expiration Date
Yanlin Han	500,000	-	$0.74	Sept 30, 2010
Maggie Deng	200,000	-	$1.18	Jan 12, 2010
	200,000	-	$0.74	Sept 30, 2010
Garry Wong	20,000	-	$1.70	Apr 25, 2007
	200,000	-	$1.18	Jan 12, 2010
	200,000	-	$0.74	Sept 30, 2010

Director's Compensation

Directors are not routinely compensated for their services. However, from time to time, Board members are awarded stock options as determined by the Board. The exercise price of the options is based on the fair market value of the underlying shares of common stock at the time of grant. No directors received any compensation during 2006.

The following table sets for the fair value dollar amount of stock options calculated in accordance with FAS 123(R) granted to directors for the years indicated.

SUMMARY COMPENSATION TABLE

Name	Year	Option Award	All Other compensation	Total
Zhanguo Weng(1)	2006	-	-	-
	2005	$129,000	-	$129,000
Xuemei Liu	2006	-	-	-
	2005	$224,000	-	$224,000
Alexander Wick	2006	-	-	-
	2005	$448,000	-	$448,000
Yiu Kwong Sun	2006	-	-	-
	2005	$224,000	-	$224,000
Peter Mak	2006	-	-	-
	2005	$86,000	-	$86,000
Heinz Frey	2006	-	-	-
	2005	$86,000	-	$86,000
Jin Li	2006	-	-	-
	2005	$86,000	-	$86,000
(1) Mr. Weng resigned as an officer on June 30, 2006

At a directors meeting held on May 13, 2007, Mr. Han, Mr. Weng, Ms. Liu, Dr. Wick,, Dr. Sun, Mr. Mak, Mr. Frey and Mr. Li were granted options to purchase 800,000, 300,000, 300,000, 300,000, 300,000, 500,000, 400,000 and 400,000 shares of common stock, respectively, at $0.51 per share which represented the closing per share price as of that date.

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Employment Agreements

The Company has no employment agreements.

Equity Compensation Plan Information

Our shareholders approved a share option plan at our Annual Meeting held on December 18, 2001, authorizing 4,500,000 shares for issuance under the plan. At our Annual Meeting held on August 12, 2005, our shareholders approved another share option plan authorizing the issuance of a further 15,000,000 shares. The following table provides aggregate information as of December 31, 2006 with respect to all compensation plans (including individual compensation arrangements) under which equity securities are authorized for issuance.

	A	B	C
Plan Category	Number of securities to be issued upon exercise of outstanding options, and warrants	Weighted-average exercise price of outstanding options, and warrants	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column A)
Equity compensation plans approved by security holders	5,312,500	$0.91	14,187,500
Equity compensation plans not approved by security holders	0	-	0
Total	5,312,500	$0.91	14,187,500

Certain Relationships and Related Transactions

During the past two years, we have been a party to transactions involving certain of our directors or executive officers. See also Notes 11, 14(A) and 18 to our financial statements which accompanies or precedes this proxy statement.

In January 2006, we disposed of the cell line, and all applicable obligations relating, thereto, being developed to enter the European market. The cell line was sold to AS Biotech AG, a Swiss company controlled by Dr. Alexander Wick, one of our Directors who was also our President prior to the transaction. The cell line had a carrying value of $0 at the time of the transaction and was sold for $1 million with the assumption of all obligations under the agreement. This transaction was approved by the Board of Directors after disclosure of Mr. Wick’s relationship to AS Biotech AG and his abstention on the vote.

On June 29, 2006, we signed an agreement with an arm-length third party to sell part of the Pharma division, including all the formulation production facilities located in the Economic Development Zone in Datong, China, 258 drug approvals from the Chinese SFDA, 900 employees and the whole direct sales team to hospitals for the formulation business and related inventories, account receivables and account payables. The total selling price for the assets was $13.32 million. The transaction was completed

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on July 1, 2006. In addition, we also signed a separate agreement, with an amendment on July 28, 2006, to deliver international registration documentation and services on a related product to this arm-length third party. This documentation and services agreement was valued at $1.5 million and was completed in September, 2006. Subsequent to the transaction, Mr. Weng, a Director of the Company became a director of this party. During 2006, we supplied some raw materials to this party and have used this party as a contract manufacturer for some of our Pharma division products.

RELATIONSHIP WITH INDEPENDENT AUDITORS

For the year ended December 31, 2006, Ernst & Young LLP was engaged by us to provide both audit and non-audit services. For the year ended December 31, 2005, Ernst & Young LLP was engaged by us to provide audit services. The following fees were paid for services provided by Ernst & Young LLP.

Audit Fees. The aggregate fees paid for the annual audit of financial statements included in our Annual Report for the years ended December 31, 2006 and 2005 and the review of our quarterly reports for such years, amounted to approximately $408,302 and $395,000, respectively.

Audit Related Fees. For the years ended December 31, 2006 and 2005 we paid $Nil and $Nil to Ernst & Young for other audit related fees.

Tax Fees. For the years ended December 31, 2006 and 2005, we paid $20,986 and $Nil to Ernst & Young for tax fees.

All Other Fees. For the years ended December 31, 2006 and 2005, we paid $7,054 and $Nil to Ernst & Young for non-audit services.

The above-mentioned fees are set forth as follows in tabular form:

	2006	2005
Audit Fees	$408,302	$395,000
Audit Related Fees	-0-	-0-
Tax Fees	20,986	-0-
All Other Fees	$7,054	-0-

Audit Committee Approval of Audit and Non-Audit Services of Independent Accountants

The Audit Committee approves all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The independent accountants and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent accountants, and the fees for the services performed to date. The non-audit services provided by our independent accountants in 2006 were reviewing of SB2.

No representatives of Ernst & Young LLP will be present at the Annual Meeting.

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PROPOSALS OF SHAREHOLDERS

To be considered for inclusion in Dragon’s Proxy Statement and form of proxy for next year’s annual meeting, shareholder proposals must be delivered to the Secretary of Dragon, 650 West Georgia Street, Suite 310, Vancouver, British Columbia, Canada V6B 4N9, no later than 5:00 p.m. on April 14, 2008. However, if the date of next year’s annual meeting is set more than 30 days from the date of this year’s meeting, the notice must be received by the Secretary in a reasonable time before we mail our proxy statement. All proposals must meet the requirements of Rule 14a-8 of the Exchange Act.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year’s annual meeting, SEC rules permit management to vote proxies in its discretion if Dragon (a) receives notice of the proposal before the close of business on February 25, 2008, and advises shareholders in the next year’s proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) does not receive notice of the proposal prior to the close of business on February 25, 2008.

Notices of intention to present proposal at the 2008 Annual Meeting should be addressed to Dragon, 650 West Georgia Street, Suite 310, Vancouver, British Columbia V6B 4N9, Attention: Secretary. Dragon reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

ANNUAL REPORT TO SHAREHOLDERS

The Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006, including audited financial statements, will be mailed to the shareholders concurrently with this proxy statement, but such report is not incorporated in this proxy statement and is not deemed to be a part of the proxy solicitation material. The Form 10-KSB and all other periodic filings made with the Securities and Exchange Commission are available on the Company's website at www.dragonpharma.com.

WHERE YOU CAN FIND MORE INFORMATION

Dragon files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information that Dragon files at the Commission’s public reference rooms at 100 F Street, NE, Washington, D.C., 20549. Please call the Commission at (800) SEC-0330 for further information on the public reference rooms. The Commission also maintains an Internet World Wide Web site at "http://www.sec.gov" at which reports, proxy and information statements and other information regarding Dragon are available.

OTHER BUSINESS

Dragon does not know of any business to be presented for action at the meeting other than those items listed in the notice of the meeting and referred to herein. If any other matters properly come before the meeting or any adjournment thereof, it is intended that the proxies will be voted by the proxy holders in accordance with their best business judgment.

By Order of the Board of Directors

/s/ Maggie Deng______________

Maggie Deng, Secretary

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DRAGON PHARMACEUTICAL INC.

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Security Class

Holder Account Number

Form of Proxy - Annual Meeting to be held on August 13, 2007

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxy holder in the space provided (see reverse).

2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.

3. This proxy should be signed in the exact manner as the name appears on the proxy.

4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.

5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.

6. The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7. This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the meeting.

8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

Proxies submitted must be received by 5:00 pm, Pacific Time, on August 8, 2007.

Appointment of Proxyholder

The undersigned shareholder ("Registered Shareholder") of Dragon Pharmaceutical Inc. (the "Company") hereby appoints: Garry Wong, or failing this person, Maggie Deng	OR	Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

as my/our proxyholder with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual Meeting of Dragon Pharmaceutical Inc. to be held at Gongnong Road 15, Datong City, Shanxi Province, P.R. China037008 on August 13, 2007 at 2:30 PM (China Time) and at any adjournment thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors

01 - Yanlin Han	For Withhold ☐ ☐	02 - Zhanguo Weng	For Withhold ☐ ☐	03 - Xuemei Liu	For Withhold ☐ ☐

04 - Alexander Wick	For Withhold ☐ ☐	05 - Yiukwong Sun	For Withhold ☐ ☐	06 - Peter Mak	For Withhold ☐ ☐

07 - Heinz Frey	For Withhold ☐ ☐	08 - Jin Li	For Withhold ☐ ☐

Authorized Signature(s) - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.

Signature(s)	Date _______/_______/_______

Annual Report

Mark this box if you would NOT like to receive the ☐ Annual Report and accompanying Management’s Discussion and Analysis by mail.

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailing list.